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                                                                    EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1994 into the Company's Registration Statement on Form S-8, to which this consent is an exhibit.




                                            /s/  DeGOLYER AND MacNAUGHTON
                                                 DeGOLYER AND MacNAUGHTON



Dallas, Texas
November 1, 1995